SGI Enhanced Core ETF
Schedule of Investments
May 31, 2025 (Unaudited)

SHORT-TERM INVESTMENTS - 79.3%		Value
Money Market Funds - 79.3%	Shares
Fidelity Government Cash Reserves, 4.00% (a)	24,189,293	$24,189,293
First American Government Obligations Fund - Class X, 4.23% (a)	4,939,699	4,939,699
JPMorgan Liquid Assets Money Market Fund - Class I, 4.28% (a)	26,549	26,549
PIMCO Government Money Market Fund - Class M (a)	24,237,993	24,237,993
T Rowe Price US Treasury Money Fund, Inc. - Class I, 4.05% (a)	47,041	47,041
Vanguard Federal Money Market Fund - Class I, 4.22% (a)(b)	161,003,330	161,003,330
Vanguard Treasury Money Market Fund - Class I, 4.23% (a)(b)	161,005,428	161,005,428
TOTAL SHORT-TERM INVESTMENTS (Cost $375,449,333)		375,449,333

TOTAL INVESTMENTS - 79.3% (Cost $375,449,333)		375,449,333
Other Assets in Excess of Liabilities - 20.7%		98,181,165
TOTAL NET ASSETS - 100.0%		$473,630,498
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of May 31, 2025.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

SGI Enhanced Core ETF
Schedule of Written Options
May 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.0)% (a)(b)	Notional Amount	Contracts	Value
Put Options - (0.0)% (a)
S&P 500 Index (b)(c)		–	$–
Expiration: 06/02/2025; Exercise Price: $5,450.00	(59,116,900)	(100)	(500)
Expiration: 06/02/2025; Exercise Price: $5,575.00	(59,116,900)	(100)	(1,000)
Expiration: 06/02/2025; Exercise Price: $5,475.00	(29,558,450)	(50)	(250)
Expiration: 06/02/2025; Exercise Price: $5,500.00	(118,233,800)	(200)	(1,000)
Expiration: 06/02/2025; Exercise Price: $5,425.00	(29,558,450)	(50)	(250)
Total Put Options			(3,000)
TOTAL WRITTEN OPTIONS (Premiums received $7,404)			$(3,000)

Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.
(b)	Exchange-traded.
(c)	100 shares per contract.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

SGI Enhanced Core ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Money Market Funds	375,449,333	–	–	375,449,333
Total Investments	375,449,333	–	–	375,449,333

Liabilities:
Investments:
Written Options	–	–	(3,000)	(3,000)
Total Investments	–	–	(3,000)	(3,000)

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.